Dear Shareholder:

After a turbulent beginning this year, the bond market has settled into a stable second half and economic indicators are now pointing to continuing growth and low inflation. In September, the Federal Reserve again showed confidence in the non-inflationary growth of the economy by deciding not to raise interest rates, and with the release of October's economic indicators yields reached a seven-month low. We feel this current economic environment could lead to a rebound in both the government bond and the closely related municipal markets.

Investment Breakdown:
The New York Tax-Exempt Income
Fund, Inc. as of 10/31/96(3)

[Pie Chart]

[*] AAA            - 58.3%
[*] AA             -  7.4%
[*] A              -  6.2%
[*] BBB            - 23.8%
[*] BB             -  4.3%

Within this improving environment The New York Tax-Exempt Income Fund, Inc. performed well, providing a total return at net asset value of 5.65% during the 12 months ended 10/31/96. The Fund paid shareholders tax-exempt income with a dividend return of 6.36% for the month ended 10/31/96.(1) For New York State residents in the 40.56% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 10.70%.(2)

U.S. Treasuries, which leveled off in late summer, rose from 6% in January to about 7% in July, driven by investors' concerns that strong economic growth would trigger higher inflation. This rate increase affected the municipal market because municipal bond yields, although only about 80 to 85% of Treasury yields, tend to track Treasuries closely. Muni investors, however, were affected less severely than other fixed income income investors because most of the income generated by municipals is generally free from federal income tax, making actual yields more attractive.

Although economic factors such as declining unemployment and strong retail sales still point toward growth, our outlook is for inflation to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

The tax-exempt market is also benefiting from price supports created by a diminishing supply of securities. We continue to see fewer issues and more redemptions as bonds mature or are 'called' out of the market. This shrinking supply dates back to 1985, when a surge of municipal bond issuance occurred just prior to the Tax Reform Act of 1986. By today's standards, these bonds paid very high rates of interest, and this year billions of dollars worth of these bonds were redeemed by issuers who were contractually obligated to wait at least ten years to 'call' them. Going forward, former bondholders, who received cash from these redemptions, may fuel bond price increases further by reinvesting in the smaller pool of municipal bonds.

When you look at all the current factors affecting this market: the prospect of stable, lower interest rates and the shrinking supply of securities, the outlook for municipal bond fund investors is very positive.

Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

JAMES C.SWAIN

James C.Swain
Chairman
The New York Tax-Exempt Income Fund, Inc.

BRIDGET A. MACASKILL

Bridget A. Macaskill
President
The New York Tax-Exempt Income Fund, Inc.

November 21, 1996

(1) Total return is based on the change in net asset value per share from 10/31/95 to 10/31/96, without deducting any brokerage costs. Dividend return is determined by annualizing the October 1996 dividend of $0.053 and dividing by the closing price on the American Stock Exchange of $10.00 per share on 11/1/96 (payment date). Past performance does not guarantee future results.

(2) Assumes a combined effective tax bracket of 40.56% for New York residents, using the 36% federal and maximum New York State income tax rates, applied to the switch between taxable and non-taxable investments. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax.

(3) Credit allocations and portfolio composition are subject to change. Chart is based on total investments at market value.

STATEMENT OF INVESTMENTS October 31, 1996
The New York Tax-Exempt Income Fund, Inc.

                                                                      Ratings:                             Market
                                                               Moody's/S&P's/Fitch's                        Value
                                                                    (Unaudited)          Face Amount     See Note 1
                                                               ----------------------    -----------     -----------
MUNICIPAL BONDS AND NOTES  --  98.5%
NEW YORK  --  88.3%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc., Series C,
  8.50%, 1/1/19.............................................          Aaa/AAA            $  985,000      $ 1,084,357
MTA NY RB, Transportation Facilities Service Contracts,
  Prerefunded, Series 1, 8.50%, 7/1/17......................          Aaa/AAA               500,000          525,560
NYC GOB:
  Inverse Floater, 7.129%, 8/1/08(1)........................         Baa1/BBB+              700,000          646,625
  Prerefunded, Series A, 8.75%, 11/1/15.....................          Aaa/AAA             1,000,000        1,063,380
  Series D, 7.50%, 2/1/19...................................         Baa1/BBB+            1,300,000        1,438,255
NYC Health & Hospital Corp. RRB, AMBAC Insured, Inverse
  Floater, 7.504%, 2/15/23(1)...............................        Aaa/AAA/AAA           1,000,000          932,750
NYC IDA RB, VISY Paper, Inc. Project, 7.95%, 1/1/28.........           NR/NR              1,250,000        1,327,725
NYC Municipal Assistance Corp. RB:
  Series 61, MBIA Insured, 6.875%, 7/1/07...................          Aaa/AAA               500,000          519,015
  Series 62, 6.90%, 7/1/07..................................         Aa/AA-/AA              500,000          518,220
NYC MWFA WSS RB, Prerefunded, Series A, 9%, 6/15/17.........          Aaa/AAA               500,000          526,050
NYS DA:
  RB, Judicial Facilities Lease, Escrowed to Maturity, BIG
     Insured, 7.375%, 7/1/16................................          Aaa/AAA               250,000          296,135
  RRB, Long Island Jewish Medical Center, Series A, FHA
     Insured, 7.75%, 8/15/27................................           Aa/AAA             1,000,000        1,057,160
NYS ERDAEF RB, Long Island Lighting Co., Series C, 6.90%,
  8/1/22....................................................          Ba1/BB+             1,000,000        1,009,210
NYS ERDAPC RB, Rochester Gas & Electric Co. Project, Series
  C, 8.375%, 12/1/28........................................         Baa1/BBB+              250,000          270,915
NYS GORB, 9.875%, 11/15/05..................................          A/A-/A+               400,000          540,408
NYS HFA RB, State University Construction Project,
  Prerefunded, Series A, 8.30%, 5/1/18......................          Aaa/AAA               750,000          797,700
NYS HFASC RB, Prerefunded, Series A, 7.375%, 9/15/21........          Aaa/AAA               575,000          660,491
NYS MCFFA RB:
  Bronx-Lebanon Hospital, Series A, BIG Insured, 7.10%,
     2/15/27................................................          Aaa/AAA             1,000,000        1,027,370
  Mental Health Services Facilities, Prerefunded, Series A,
     8.875%, 8/15/07........................................          Aaa/AAA               155,000          164,167
  Mental Health Services Facilities, Prerefunded, Series B,
     7.875%, 8/15/20........................................          Aaa/AAA               350,000          398,055
  Mental Health Services Facilities, Unrefunded Balance,
     Series A, 8.875%, 8/15/07..............................         Baa1/BBB+              345,000          364,320
  Mental Health Services Facilities, Unrefunded Balance,
     Series B, 7.875%, 8/15/20..............................         Baa1/BBB+            1,000,000        1,118,460

The New York Tax-Exempt Income Fund, Inc.

                                                                           Ratings:                             Market
                                                                    Moody's/S&P's/Fitch's                        Value
                                                                         (Unaudited)          Face Amount     See Note 1
                                                                    ----------------------    -----------     -----------
NYS Mtg. Agency RB:
  Inverse Floater, 6.816%, 10/1/24(1)...............................        NR/NR              $1,000,000        $840,250
  Ninth Series E, 8.375%, 4/1/18....................................        Aa/NR                 655,000         680,669
NYS PAU:
  RB, Prerefunded, Series V, 8%, 1/1/17.............................        NR/AA                 500,000         532,975
  RRB, Series V, MBIA Insured, 7.875%, 1/1/13.......................       Aaa/AAA                450,000         479,443
Onondaga Cnty., NY RR Agency RB, Resource Recovery Facilities
  Project, 7%, 5/1/15...............................................       Baa/NR/A-              900,000         924,768
Suffolk Cnty., NY GORB, AMBAC Insured, 10%, 11/1/02.................     Aaa/AAA/AAA              250,000         318,955
TBTA of NY General Purpose RB, Prerefunded, Series K, 8.25%,
  1/1/17............................................................       Aaa/AAA              1,040,000       1,068,610
                                                                                                              -----------
                                                                                                               21,131,998
U.S. POSSESSIONS  --  10.2%
PR Commonwealth Aqueduct & Sewer Authority RB, Escrowed to Maturity,
  10.25%, 7/1/09....................................................       Aaa/AAA                675,000          937,562
PR EPA RRB, Prerefunded, Series K, 9.375%, 7/1/17...................       Aaa/AAA              1,000,000        1,057,320
PR Industrial, Medical & Environmental PC Facilities Financing
  Authority RB, American Airlines, Inc. Project, Series A, 6.45%,
  12/1/25...........................................................       Baa1/BB+               435,000          450,060
                                                                                                                ----------
                                                                                                                 2,444,942
                                                                                                                ----------
Total Investments, at Value (Cost $22,594,860)....................................                   98.5%      23,576,940
Other Assets Net of Liabilities...................................................                    1.5          365,158
                                                                                                   ------      -----------
Net Assets........................................................................                  100.0%     $29,942,098
                                                                                                   ------      -----------
                                                                                                   ------      -----------
(1) Represents  the current interest rate for  a variable rate bond. These bonds known  as  'inverse floaters' pay interest  at a rate that varies  inversely with  short-term interest  rates. As  interest rates  rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security.  Inverse floaters amount to  $2,419,625 or 10.11% of the Fund's net assets at October 31, 1996.

As of October 31, 1996, securities subject to the alternative minimum tax amounted to $4,213,287 or 17.60% of the Fund's net assets.


4




STATEMENT OF INVESTMENTS (Continued)
The New York Tax-Exempt Income Fund, Inc.

     Distribution  of  investments  by  industry,  as  a  percentage  of   total
investments at value, is as follows:


                                                                         Market
Industry                                                                  Value        Percent
--------                                                                 --------      -------
General Obligation..................................................   $ 4,007,623       17.0%
Lease Rental........................................................     3,527,188       15.0
Hospital/Healthcare.................................................     3,017,280       12.8
Electric Utilities..................................................     2,069,739        8.8
Resource Recovery...................................................     2,009,125        8.5
Single Family Housing...............................................     1,520,919        6.5
Water Utilities.....................................................     1,463,612        6.2
Manufacturing, Non-Durable Goods....................................     1,327,725        5.6
Pollution Control...................................................     1,280,125        5.4
Highways............................................................     1,068,610        4.5
Sales Tax...........................................................     1,037,235        4.4
Higher Education....................................................       797,700        3.4
Corporate Backed....................................................       450,059        1.9
                                                                       -----------     -------
                                                                       $23,576,940      100.0%
                                                                       -----------     -------
                                                                       -----------     -------

     To simplify the listings of The New York Tax-Exempt Income Fund, Inc. holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

DA          Dormitory Authority
EPA         Electric Power Authority
ERDAEF      Energy Research & Development Authority
              Electric Facilities
ERDAPC      Energy Research & Development Authority
              Pollution Control
GOB         General Obligation Bonds
GORB        General Obligation Refunding Bonds
HFA         Housing Finance Agency
HFASC       Housing Finance Agency Service Contract
IDA         Industrial Development Authority
MCFFA       Medical Care Facilities Finance Agency
MTA         Metropolitan Transportation Authority
MWFA        Municipal Water Finance Authority
NYC         New York City
NYS         New York State
PAU         Power Authority
PC          Pollution Control
RB          Revenue Bonds
RR          Resource Recovery
RRB         Revenue Refunding Bonds
TBTA        Triborough Bridge & Tunnel Authority
WSS         Water & Sewer System

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value (cost $22,594,860)  --  see accompanying statement....................         $23,576,940
Cash........................................................................................             168,469
Receivables:
  Investments sold..........................................................................             887,656
  Interest..................................................................................             512,662
Other.......................................................................................               3,674
                                                                                                     -----------
     Total assets...........................................................................          25,149,401
                                                                                                     -----------

LIABILITIES:
Payables and other liabilities:
  Investments purchased.....................................................................           1,049,601
  Dividends.................................................................................             130,932
  Transfer agent and accounting service fees................................................               1,604
  Other.....................................................................................              25,166
                                                                                                     -----------
     Total liabilities......................................................................           1,207,303
                                                                                                     -----------
NET ASSETS..................................................................................         $23,942,098
                                                                                                     -----------
                                                                                                     -----------

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock........................................................         $    24,704
Additional paid-in capital..................................................................          22,912,752
Undistributed net investment income.........................................................              59,636
Accumulated net realized loss on investment transactions....................................             (37,074)
Net unrealized appreciation on investments  --  Note 3......................................             982,080
                                                                                                     -----------
NET ASSETS  --  applicable to 2,470,421 shares of capital stock outstanding.................         $23,942,098
                                                                                                     -----------
                                                                                                     -----------

NET ASSET VALUE PER SHARE...................................................................               $9.69
                                                                                                           -----
                                                                                                           -----

See accompanying Notes to Financial Statements.
6

STATEMENT OF OPERATIONS For the Year Ended October 31, 1996
The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME  --  Interest..............................................................         $1,767,852
                                                                                                      ----------

EXPENSES:
Management fees  --  Note 4..................................................................            119,243
Shareholder reports..........................................................................             31,248
Transfer agent and accounting service fees  --  Note 4.......................................             25,635
Legal and auditing fees......................................................................             10,470
Custodian fees and expenses..................................................................              6,153
Directors' fees and expenses.................................................................              2,009
Registration and filing fees.................................................................              7,500
Other........................................................................................                309
                                                                                                      ----------
     Total expenses..........................................................................            202,567
     Less expenses paid indirectly  --  Note 4...............................................             (3,564)
                                                                                                      ----------
     Net expenses............................................................................            199,003
                                                                                                      ----------
NET INVESTMENT INCOME........................................................................          1,568,849
                                                                                                      ----------

REALIZED AND UNREALIZED LOSS:
Net realized loss on investments.............................................................            (30,729)
Net change in unrealized appreciation or depreciation on investments.........................           (221,504)
                                                                                                      ----------
NET REALIZED AND UNREALIZED LOSS.............................................................           (252,233)
                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................         $1,316,616
                                                                                                      ----------
                                                                                                      ----------

                                 See accompanying Notes to Financial Statements.
                                                                               7

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.

                                                                                         Year Ended October 31,
                                                                                       --------------------------
                                                                                          1996           1995
                                                                                       -----------    -----------
OPERATIONS:
Net investment income...............................................................   $ 1,568,849    $ 1,531,652
Net realized loss...................................................................       (30,729)        (2,641)
Net change in unrealized appreciation or depreciation...............................      (221,504)     1,126,994
                                                                                       -----------    -----------
Net increase in net assets resulting from operations................................     1,316,616      2,656,005

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME................................    (1,562,020)    (1,541,374)

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in reinvestment of dividends and
  distributions  --  Note 2.........................................................       308,225        296,884
                                                                                       -----------    -----------

NET ASSETS:
Total increase......................................................................        62,821      1,411,515
Beginning of period.................................................................    23,879,277     22,467,762
                                                                                       -----------    -----------
End of period (including undistributed net investment income of $59,636 and $53,705,
  respectively).....................................................................   $23,942,098    $23,879,277
                                                                                       -----------    -----------
                                                                                       -----------    -----------

See accompanying Notes to Financial Statements.
8

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                                             Year Ended October 31,
                                                               ---------------------------------------------------
                                                                1996       1995       1994       1993       1992
                                                               -------    -------    -------    -------    -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period........................   $  9.79    $  9.33    $ 10.77    $ 10.37    $ 10.22
                                                               -------    -------    -------    -------    -------
Income (loss) from investment operations:
     Net investment income..................................       .64        .63        .65        .66        .65
     Net realized and unrealized gain (loss)................      (.10)       .47      (1.18)       .55        .18
                                                               -------    -------    -------    -------    -------
       Total income (loss) from investment
          operations........................................       .54       1.10       (.53)      1.21        .83
                                                               -------    -------    -------    -------    -------
Dividends and distributions to shareholders:
     Dividends from net investment income...................      (.64)      (.64)      (.66)      (.74)      (.64)
     Distributions from net realized gain...................        --         --         --       (.07)      (.04)
     Distributions in excess of net realized gain...........        --         --       (.25)        --         --
                                                               -------    -------    -------    -------    -------
       Total dividends and distributions to shareholders....      (.64)      (.64)      (.91)      (.81)      (.68)
                                                               -------    -------    -------    -------    -------
Net asset value, end of period..............................   $  9.69    $  9.79    $  9.33    $ 10.77    $ 10.37
                                                               -------    -------    -------    -------    -------
                                                               -------    -------    -------    -------    -------
Market value, end of period.................................   $ 10.00    $  9.63    $  9.50    $ 12.63    $ 10.88
TOTAL RETURN, AT MARKET VALUE(1)............................     10.82%      8.32%    (17.70)%    25.11%     16.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $23,942    $23,879    $22,468    $25,516    $24,266
Average net assets (in thousands)...........................   $23,840    $23,143    $23,852    $24,936    $24,042
Ratios to average net assets:
     Net investment income..................................      6.58%      6.62%      6.53%      6.26%      6.32%
     Expenses(2)............................................      0.85%      0.88%      0.87%      0.84%      0.97%
Portfolio turnover rate(3)..................................        13%        12%         6%        28%         9%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.
(2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $4,388,945 and $3,142,587, respectively.

                                 See accompanying Notes to Financial Statements.
                                                                               9

NOTES TO FINANCIAL STATEMENTS
The New York Tax-Exempt Income Fund, Inc.

1. SIGNIFICANT ACCOUNTING POLICIES

The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide high current income which is free from federal, New York State and New York City income taxes. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term 'non-money market`!' debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term 'money market type`!' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Classification of Distributions to Shareholders  --
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

During the year ended October 31, 1996, the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income of $898. Accumulated net realized loss on investments was decreased by the same amount.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in

The New York Tax-Exempt Income Fund, Inc.

accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund has authorized 250,000,000 shares of $.01 par value capital stock. Of these shares, 204,579 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                             Year Ended October 31,
                      -------------------------------------
                            1996                1995
                      -----------------   -----------------
                      Shares    Amount    Shares    Amount
                      ------   --------   ------   --------

Net increase from
  dividends and
  distributions
  reinvested........  31,639   $308,225   30,958   $296,884
                      ------   --------   ------   --------
                      ------   --------   ------   --------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1996, net unrealized appreciation on investments of $982,080 was composed of gross appreciation of $1,234,089, and gross depreciation of $252,009.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

INDEPENDENT AUDITORS' REPORT
The New York Tax-Exempt Income Fund, Inc.

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1996 and 1995 and the financial highlights for the period November 1, 1991 to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 21, 1996

FEDERAL INCOME TAX INFORMATION (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended October 31, 1996 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On May 21, 1996, an annual shareholder meeting was held at which the three Directors identified below were elected and the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1995 was ratified (Proposal No. 1). In addition, the terms of office of the following Directors continued after the meeting: Messrs. William A. Baker, Charles Conrad, Jr., Raymond J. Kalinowski,
C. Howard Kast, Robert M. Kirchner, Ned M. Steel and Ms. Bridget A. Macaskill. The following is a report of the votes cast:

                                                                     Withheld/      Broker
                 Nominee                        For       Against     Abstain      Non-Votes      Total
------------------------------------------   ---------    -------    ----------    ---------    ----------

C. Howard Kast............................   1,959,590        --       21,582       470,915      2,452,087
Robert M. Kirchner........................   1,960,465        --       20,707       470,915      2,452,087
Ned M. Steel..............................   1,959,590        --       21,582       470,915      2,452,087
Proposal No. 1............................   1,945,861    14,550       20,761       470,915      2,452,087

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

GENERAL INFORMATION CONCERNING
THE FUND

The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. The investment adviser (the Manager) of the Fund is OppenheimerFunds, Inc.

The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. During the past six years, Mr. Patterson has also served as an officer and portfolio manager for certain mutual funds managed by the Manager (Oppenheimer funds).

DIVIDEND REINVESTMENT AND CASH
PURCHASE PLAN

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termina-tion will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either:
(1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading 'Closed-End Bond Funds.'

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

      Officers and Directors

      James C. Swain, Chairman and
        Chief Executive Officer
      Bridget A. Macaskill, Director and
        President
      Robert G. Avis, Director
      William A. Baker, Director
      Charles Conrad, Jr., Director
      Jon S. Fossel, Director
      Sam Freedman, Director
      Raymond J. Kalinowski, Director
      C. Howard Kast, Director
      Robert M. Kirchner, Director
      Ned M. Steel, Director
      George C. Bowen, Vice President,
        Treasurer and Assistant Secretary
      Andrew J. Donohue, Vice President and Secretary
      Robert E. Patterson, Vice President
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Robert G. Zack, Assistant Secretary

      Investment Adviser

      OppenheimerFunds, Inc.

      Transfer Agent and Registrar

      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities

      Citibank, N.A.

      Independent Auditors

      Deloitte & Touche LLP

      Legal Counsel

      Myer, Swanson, Adams & Wolf, P.C.

      This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


      RA0875.001.1296 [Logo] Printed on recycled paper


                1996 ANNUAL REPORT

                 THE
                 NEW YORK
                 TAX-EXEMPT
                 INCOME
                 FUND, INC.
                 OCTOBER 31, 1996

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